                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of IMPSAT Corporation on Form S-4 of our report dated April 13, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Summary Financial Data", "Selected Financial and Other Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Miami, Florida
July 20, 1998